CONSULTING AGREEMENT


     This Consulting Agreement (the "Agreement") is made and entered into this 1st day of February, 1999, by and between Entrepreneur Investments, a Colorado Limited Liability Company ("EI"), with offices located at 1869 West Littleton Boulevard, Littleton, Colorado 80120 (hereafter also "Consultant"), and Nicklebys.com, Inc., a Colorado corporation with offices located 1422 Delgany Street, Suite #12, Denver, Colorado 80202 (the "Client").

     WHEREAS:

     (i) The Consultant is willing and capable of providing on a "best efforts" basis various consulting services to the Client including, but not limited to the following: (i) performance of consulting services relating to the capitalization and corporate structure of the Company and its offering of Common Stock pursuant to Rule 504 of Regulation D under Section 3(b) of the Securities Act of 1933; (ii) performance of assistance to the Company in connection with the preparation of the Company's Information Statement in accordance with the provisions of subparagraph (a)(5) of Rule 15c2-11 under the Securities Exchange Act of 1934; and (iii) performance of consulting services concerning the Company's relations with its shareholders and the brokerage and investment communities and other matters pertaining to the proposed establishment of a public trading market for the Client's Common Stock on the Over-the-Counter Bulletin Board.

     (ii) The Client desires to retain the Consultant as an independent consultant and the Consultant desires to be retained in that capacity upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Consulting  Services.  The Client hereby  retains the  Consultant as an
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independent  consultant  to the Client and the  Consultant  hereby  accepts  and agrees to such retention. The Consultant shall render to the Client such services of an advisory or consultative nature in order to perform the business, management and financial consulting services described in (i) hereinabove and otherwise desired by the Client. Performance of the consulting services described herein shall be accomplished exclusively by the Consultant

     2.  Time,  Place  and  Manner  of  Performance.  The  Consultant  shall  be
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available  for advice and counsel to the officers and directors of the Client at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined in the sole discretion of the Consultant.

     3.  Term of  Agreement.   The term of this  Agreement shall be a period  of
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twelve (12) months commencing on the date of the execution of this Agreement.



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     4.  Compensation.    The  Client  hereby   agrees  to  pay  the  Consultant
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reasonable  fees  for its  services  performed  under  this  Agreement  within a reasonable time following the receipt from the Consultant of invoices or other evidence of the performance of said services; which invoices or other evidence shall have been approved by the Board of the Directors of the Client.

     5.  Expenses.   The Client shall reimburse the  Consultant for all expenses
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and other  disbursements  incurred  by the  Consultant  on behalf of the  Client within a reasonable time following the receipt from the Consultant of invoices or other evidence of such expenses and/or disbursements; which invoices or other evidence shall have been approved by the Board of the Directors of the Client.

     6.  Disclosure of  Information.  The Consultant recognizes and acknowledges
         ---------------------------
that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during or after the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, except to authorized representatives of the Consultant or its affiliates, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclosure may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

     7.  Nature  of  Relationship.  It  is understood  and  acknowledged  by the
         -------------------------
parties that the Consultant is being retained by the Client in an independent capacity and that, in this connection, the Consultant hereby agrees, except as provided in paragraph 4. hereinabove or unless the Client shall have otherwise consented in writing, not to enter into any agreement or incur any obligation on behalf of the Client.

     8.  Conflict of Interest.  The Consultant shall be free to perform services
         ---------------------
for other persons. The Consultant will notify the Company if its performance of consulting services for any other person could conflict with its obligations under this Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate this Agreement shall constitute the Client's ongoing consent to the Consultant's outside consulting activities.

     9.  Notices.  Any  notices  required  or  permitted  to be given under this
         --------
Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

     10.  Waiver of  Breach.  Any  waiver by the  Consultant  of a breach of any
          ------------------
provision of this Agreement by the Client shall not operate or be construed as a waiver of any subsequent breach by the Client.

     11.  Assignment.  This  Agreement  and the  rights and  obligations  of the
          -----------
parties hereunder shall inure to the benefit of and shall be binding upon their successors and assigns.

     12.  Applicable Law.  It is the  intention of the parties  hereto that this
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Agreement and the  performance  hereunder and all suits and special  proceedings



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hereunder be construed in accordance  with and under and pursuant to the laws of the State of Colorado and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

     13.  Severability.  All  agreements  and  covenants  contained  herein  are
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severable,  and in the  event  any of them  shall be held to be  invalid  by any competent court, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

     14.  Entire Agreement.  This Agreement  constitutes and embodies the entire
          -----------------
understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties.

     15.  Waiver  and  Modification.  Any waiver, alteration  or modification of
          --------------------------
any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time to time, may waive any of its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereof.

     16.  Counterparts.  This Agreement may be executed in counterparts, each of
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which  shall be  deemed  an  original  but both of which  taken  together  shall constitute but one and the same document.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


CONSULTANT:                                    CLIENT:

ENTREPRENEUR INVESTMENTS, LLC                  NICKLEBYS.COM, INC.




By: /s/ James H. Watson, Jr.                   By: /s/ Bruce A. Capra
    ------------------------------------          ------------------------------
   James H. Watson, Jr., Managing Member          Bruce A. Capra,
                                                  Chief Executive Officer
















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